DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DREYFUS STRATEGIC MUNICIPALS, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. (“DSMB”) and Dreyfus Strategic Municipals, Inc. (“DSM”) (each, a “Fund”) will be held at the offices of The Dreyfus Corporation, 240 Greenwich Street, 10th Floor, New York, New York 10286, on Wednesday, June 12, 2019 at 10:00 a.m., Eastern time, for the following purposes:

1.	To elect the following Directors:
for DSMB, three Class II Directors to serve for three-year terms and one Class I Director to serve for a two-year term, and until their respective successors are duly elected and qualified;
for DSM, three Class I Directors to serve for three-year terms, and until their respective successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Stockholders of record at the close of business on April 10, 2019 will be entitled to receive notice of and to vote at the meeting.

New York, New York
April 30, 2019

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT
IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL
MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO
BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS
IF LESS THAN A QUORUM IS REPRESENTED. IN THAT
EVENT, THE AFFECTED FUND, AT STOCKHOLDERS’
EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN
ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR
VOTE COULD BE CRITICAL TO ENABLE THE FUND
TO HOLD THE MEETING AS SCHEDULED, SO PLEASE
RETURN YOUR PROXY CARD OR OTHERWISE VOTE
PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS
WILL BENEFIT FROM YOUR COOPERATION.

2

Dear Stockholders,

     On or about June 3, 2019, Dreyfus Strategic Municipals, Inc. will be renamed “BNY Mellon Strategic Municipals, Inc.” and Dreyfus Strategic Municipal Bond Fund, Inc. will be renamed “BNY Mellon Strategic Municipal Bond Fund, Inc.” In addition, on that date, The Dreyfus Corporation, the primary mutual fund business of The Bank of New York Mellon Corporation and the investment adviser of Dreyfus Strategic Municipals, Inc. and Dreyfus Strategic Municipal Bond Fund, Inc., will change its name to “BNY Mellon Investment Adviser, Inc.” The changes to the names of the Funds and the names of the Funds’ investment adviser will have no effect on stockholders or their fund accounts, other than to reflect the Funds’ new names.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DREYFUS STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT

Annual Meeting of Stockholders
to be held on June 12, 2019

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of each of Dreyfus Strategic Municipal Bond Fund, Inc. (“DSMB”) and Dreyfus Strategic Municipals, Inc. (“DSM”) (each, a “Fund” and, together, the “Funds”) to be used at the Annual Meeting of Stockholders of each Fund to be held on Wednesday, June 12, 2019 at 10:00 a.m., Eastern time, at the offices of The Dreyfus Corporation, the Funds’ investment adviser (“Dreyfus” or the “Investment Adviser”), at 240 Greenwich Street, 10th Floor, New York, New York 10286, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 10, 2019 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive, or otherwise vote by telephone or through the Internet. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of a Fund entitled to vote at the meeting. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. If a proposal is to be voted upon by only one class of a Fund’s shares, a quorum of that class of shares (the holders of one-third of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS. As of April 10, 2019, the Funds had outstanding the following number of shares:

	Common Stock	APS
Name of Fund	Outstanding	Outstanding
DSMB	49,369,459	1,972
DSM	62,195,578	3,156

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 30, 2019. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of each Fund is located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 12, 2019: This proxy statement and copies of each Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available at https://im.bnymellon.com/proxymaterials.

PROPOSAL 1: ELECTION OF DIRECTORS

     Each Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the “Nominees”) as Directors of the indicated class of such Fund, to serve for the terms indicated below and until their respective successors are duly elected and qualified.

     With respect to DSMB, Messrs. Gordon J. Davis and Ehud Houminer and Ms. Robin A. Melvin are nominated to be elected as Class II Directors to serve for three-year terms, and Mr. Alan H. Howard is nominated to be elected as a Class I Director to serve for a two-year term.

     With respect to DSM, Messrs. Joseph S. DiMartino and Alan H. Howard and Ms. Joni Evans are nominated to be elected as Class I Directors to serve for three-year terms.

     Each Nominee currently serves as a Director of each Fund, and a board member of certain other funds in the Dreyfus Family of Funds, and, except for Mr. Howard, has previously been elected by each Fund’s stockholders. Mr. Howard was appointed to each Board by the Fund’s Directors at a meeting held on May 1, 2018. Each Nominee was nominated by the respective Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s Directors who are not standing for election at the meeting but who will continue to be Directors of the Fund (each, a “Continuing Director”), information on each Nominee’s and the Continuing Directors’ ownership of Fund shares and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds. Except for Mr. Davis, none of the Nominees or Continuing Directors are “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of either Fund. Mr. Davis is deemed to be an “interested person” of the Funds as a result of his affiliation with Venable LLP, which provides legal services to the Funds.

     Under the 1940 Act and the terms of each Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. Ms. Melvin is a Nominee for election by holders of DSMB’s APS as a Class II Director.

     Voting with regard to the election of Directors will be as follows: for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Directors Messrs. Davis and Houminer and Class I Director Mr. Howard; for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Class I Directors Messrs. DiMartino and Howard and Ms. Evans; and for DSMB, APS holders of the Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Melvin as a Class II Director.

     The persons named as proxies on the accompanying proxy card(s) intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Board’s Oversight Role in Management. Each Board’s role in management of the respective Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. Each Board’s audit committee (which consists of all the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”)) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, each Board also receives informational reports from counsel to each Fund and each Board’s independent legal counsel regarding regulatory compliance and governance matters. Each Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to each Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to each Fund, and the Boards’ risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of each Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of each Fund’s investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, except for Mr. Davis, all of each Fund’s Directors, including the Chairman of the Board, are Independent Directors. Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of each Fund, including, but not limited to: (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of each Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) each Board’s oversight role in management of each Fund.

     Information About Each Nominee’s and Continuing Director’s Experience, Qualifications, Attributes or Skills. Nominees for Director of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 200 Park Avenue, New York, New York 10166. Specific information about the Continuing Directors of each Fund, information on each Nominee’s and Continuing Director’s ownership of each Fund shares, and other relevant information is set forth on Exhibit A.

DSMB — Nominees for Class II Directors with Terms Expiring in 2022

Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years

Independent Director Nominees

EHUD HOUMINER (78)	Board of Overseers at the	None
Class II Director of	Columbia Business School,
DSMB (1994)	Columbia University
Class II Director of	(1992 – present)
DSM (1994)

ROBIN A. MELVIN (55)
APS Designee for	Co-Chair, Illinois Mentoring	None
Partnership, non-profit
DSMB and DSM	organization dedicated to
Board Member (1995)	increasing the quantity
Class II Director of	and quality of mentoring
DSMB (1995)	services in Illinois (2014 –
Class II Director of	present; served as a board
DSM (1995)	member since 2013)

Interested Director Nominee

GORDON J. DAVIS (77)*	Partner in the law firm of	Consolidated Edison, Inc.,
Class II Director of	Venable LLP (2012 –	a utility company, Director
DSMB (2006)	present)	(1997 – 2014)
Class II Director of	Partner in the law firm of	The Phoenix Companies, Inc.,
DSM (2007)	Dewey & LeBoeuf LLP	a life insurance company,
	(1994 – 2012)	Director (2000 – 2014)

* Mr. Davis is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds (“Interested
Director”) as a result of his affiliation with Venable LLP, which provides legal services to the Funds.

DSMB — Nominee for Class I Director with Term Expiring in 2021
DSM — Nominee for Class I Director with Term Expiring in 2022

Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years

Independent Director Nominee

ALAN H. HOWARD (59)	Managing Partner of	Movado Group, a designer
Class I Director of	Heathcote Advisor LLC, a	and manufacturer of
DSMB (2018)	financial advisory services	watches, Director (1997 –
Class I Director of	firm (2008 – present)	present)
DSM (2018)	President of Dynatech/MPX
Holdings LLC (2012 –
present), a global supplier
and service provider of
military aircraft parts,
including Chief Executive
Officer of an operating
subsidiary, Dynatech
International LLC (2013 –
present)
Senior Advisor, Rossoff &
Co., an independent investment banking firm
(2014 – present)

DSM — Nominees for Class I Directors with Terms Expiring in 2022

Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years

Independent Director Nominees

JOSEPH S. DIMARTINO	Corporate Director and	CBIZ (formerly, Century
(75)	Trustee (1995 – present)	Business Services, Inc.),
Chairman of the Board and		a provider of outsourcing
Class I Director of		functions for and medium
DSM (1995)		size companies, Director
Class I Director of		(1997 – present)
DSMB (1995)

JONI EVANS (76)	Chief Executive Officer,	None
APS Designee for	www.wowOwow.com, an
DSMB only	online community dedicated
Class I Director of	to women’s conversations
DSM (2007)	and publications (2007 -
Class I Director of	present)
DSMB (2006)	Principal, Joni Evans Ltd.
(publishing) (2006 –
present)

     Each Nominee has been a Dreyfus Family of Funds board member for over twenty years, except for Mr. Howard, who was appointed to each Board by the Directors at a meeting held on May 1, 2018. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the respective Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth on Exhibit A). Each Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, each Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for each Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel; counsel to the Funds and to the Boards has significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

DSMB — Nominees for Class II Directors

Independent Director Nominees

     Ehud Houminer — Mr. Houminer serves on Columbia Business School’s Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is also a Trustee of Ben Gurion University.

     Robin A. Melvin — Since 2014, Ms. Melvin has served as Co-Chair of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development and Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

Interested Director Nominee

     Gordon J. Davis — Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon (“BNY Mellon”) in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

DSMB and DSM — Nominee for Class I Director

Independent Director Nominee

     Alan H. Howard — Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is also a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director and is a member of the board’s audit and compensation committees. In addition, Mr. Howard is the President of Dynatech/MPX Holdings LLC (“D/M Holdings”), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines. Mr. Howard has been a member of the Board of Directors of D/M Holdings since 2012 and serves as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC). He is also currently a Senior Advisor at Rossoff &

Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets. From September 2008 through June 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers. Prior to July 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC (“CSFB”), an international provider of financial services. He had been with CSFB and its predecessor companies since 1985. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm’s most important clients on mergers and acquisitions, corporate finance and capital raising assignments.

DSM — Nominees for Class I Directors

Independent Director Nominees

     Joseph S. DiMartino — Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

     Joni Evans — Ms. Evans has more than 35 years of experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.’s literary department until 2006. Ms. Evans is a member of the Young Presidents’ Organization and the Women’s Forum, and is a founding member of The Committee of 200 and Women’s Media Group.

     Fund Board Committees. Each Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Directors, except that Joseph S. DiMartino does not serve on the compensation committee.

     The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of each Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.dreyfus.com in the “Individual Investors” section under “Specialty Products — Closed End Fund Information.”

     Each Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in each Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity, and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is not available on the Funds’ or Dreyfus’ website but was attached as Exhibit B to the Funds’ proxy statement for the 2017 annual stockholder meeting (filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2017).

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     The litigation committee seeks to address any potential conflicts of interest between the Funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by a Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

     Each Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     Compensation. Each Nominee also serves as a board member of certain other funds in the Dreyfus Family of Funds. Annual retainer fees and meeting attendance fees are allocated among each Fund and those other funds on the basis of net assets, with the Chairman of each Board, Mr. DiMartino, receiving an additional 25% of such compensation. Each Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. Neither Fund has a bonus, pension, profit-sharing or retirement plan. Each emeritus Director is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became emeritus and a per meeting attended fee of one-half the amount paid to Directors.

     The amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 2018, and by DSM for its fiscal year ended September 30, 2018, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which the Nominee was a board member during 2018, was as follows*:

		Aggregate Compensation
		from each Fund and
	Compensation	Fund Complex
Name of Nominee and Fund	from each Fund	Paid to Nominee (**)
Independent Director Nominees
Joseph S. DiMartino		$1,255,000 (128)
DSMB	$6,674
DSM	$12,974
Joni Evans		$182,000 (22)
DSMB	$5,719
DSM	$10,667
Ehud Houminer		$406,500 (54)
DSMB	$6,031
DSM	$11,873
Alan H. Howard***		$116,258 (22)
DSMB	$2,360
DSM	$4,595
Robin A. Melvin		$808,000 (102)
DSMB	$5,358
DSM	$10,787
Interested Director Nominee
Gordon J. Davis		$437,500 (56)
DSMB	$5,368
DSM	$10,801

*

Amount does not include the cost of office space and related parking, office supplies, secretarial services and health benefits for the Chairman and health benefits for the Chairman’s spouse, which also are paid by the Funds (allocated among the funds in The Dreyfus Family of Funds based on net assets). For their respective fiscal years ended in 2018, the amount paid by DSMB and DSM was $509 and $678, respectively. Amount also does not include expenses reimbursed to Directors for attending Board meetings.

**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee served as a board member in 2018.

***Mr. Howard was appointed to each Fund’s Board and the boards of certain other funds in the Dreyfus Family of Funds in May 2018.

     For each Fund’s most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by each Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the Dreyfus Family of Funds for which each such person was a board member in 2018 are set forth on Exhibit A. Certain other information concerning each Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

     The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that each Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on November 5, 2018 for DSMB and July 30, 2018 for DSM, each Fund’s audit committee approved and each Fund’s Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP (“EY”) as the independent auditors for the respective Fund’s fiscal year ending in 2018. EY, a major international accounting firm, has acted as independent auditors of each Fund since the Fund’s organization. The audit committee’s reports for DSM and DSMB are attached as Exhibits B and C, respectively, to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

     The following chart reflects fees billed by EY in each Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to the Fund and Service Affiliates. All services provided by EY were pre-approved as required.

	DSM[1]	Service Affiliates[1]	DSMB[2]	Service Affiliates[2]
Audit Fees	$36,450/$36,997	$0/$0	$36,450/$36,997	$0/$0
Audited-Related
Fees[3]	$31,963/$32,418	$0/$0	$31,804/$32,671	$0/$0
Tax Fees[4]	$3,798/$3,553	$0/$0	$3,503/$3,860	$0/$0
All Other Fees	$0/$0	$0/$0	$0/$0	$0/$0
Aggregate
Non-Audit Fees[5]	N/A	$29,460,566/$26,473,572	N/A	$31,197,139/$38,822,724

1Fiscal years ended September 30, 2017/September 30, 2018. 2Fiscal years ended November 30, 2017/November 30, 2018.

3Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, as amended, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with the provisions of the Fund’s articles supplementary, creating the series of APS.

4Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/ or treatment of various financial instruments held or proposed to be acquired or held.

5Aggregate non-audit fees billed by EY to the Fund and Service Affiliates are shown under the Service Affiliates column.

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of EY’s engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY’s independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. Each Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY’s independence.

     A representative of EY is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of each Fund.

     Computershare, Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as each Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  In Person. Any stockholder who attends the meeting in person may vote by ballot at the meeting.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted “for” a proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

     Neither Fund’s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying forms of proxy to vote the proxy in accordance with their judgment on such matter.

     Any proposals of stockholders that are intended to be presented at either Fund’s 2020 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Secretary of the respective Fund at the Fund’s principal executive offices no later than January 1, 2020 and must comply with all other legal requirements in order to be included in either Fund’s proxy statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2020 Annual Meeting of Stockholders (but not included in the Funds’ proxy statement), a stockholder’s notice must be delivered to the Secretary of the respective Fund at the Fund’s principal executive offices no later than 5:00 p.m., Eastern time, on March 11, 2020.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise, as appropriate, Dreyfus Strategic Municipals, Inc. or Dreyfus Strategic Municipal Bond Fund, Inc. in care of Computershare, Inc., Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. Each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: April 30, 2019

EXHIBIT A

PART I

     Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

     Information About the Continuing Directors’ Experience, Qualifications, Attributes or Skills. The Continuing Directors of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Mr. DiMartino and Ms. Evans are Continuing Class I Directors for DSMB and Messrs. Davis and Houminer and Ms. Melvin are Continuing Class II Directors for DSM, certain information for which is provided in Proposal 1 of this proxy statement. The address of the Continuing Directors is 200 Park Avenue, New York, New York 10166.

Continuing Class III Directors with Terms Expiring in
2020 for DSMB and 2021 for DSM

Name (Age) of
Continuing Director	Principal Occupation	Other Board Memberships
Position with Funds (Since) During Past 5 Years		During Past 5 Years

Independent Directors

JOAN GULLEY (71)	PNC Financial Services	None
Class III Director of	Group, Inc. (1993 – 2014),
DSMB (2017)	including Executive Vice
Class III Director of	President and Chief
DSM (2017)	Human Resources Officer
and Executive Committee
member (2008 – 2014)

BURTON N. WALLACK (68)	President and Co-owner of	None
Class III Director of	Wallack Management
DSMB (2006)	Company, a real estate
Class III Director of	management company
DSM (2006)	(1987 – present)

BENAREE PRATT WILEY (72)	Principal, The Wiley Group,	CBIZ (formerly, Century
APS Designee for	a firm specializing in strat-	Business Services, Inc.),
DSM only	egy and business develop-	a provider of outsourcing
Class III Director of	ment (2005 – present)	functions for and medium
DSMB (2016)		size companies, Director
Class III Director of		(2008 – present)
DSM (2016)

     Each Continuing Director has been a Dreyfus Family of Funds board member for at least 20 years. Additional information about the Continuing Directors follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

     Joan L. Gulley — Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. (“PNC”) from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President (“EVP”) and Chief Human Resources Officer (“CHRO”) of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC’s Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board’s Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as a board member and member of the audit committee of Pennsylvania American Water, a subsidiary of the American Water Company, which is a public water company operating in the U.S. and Canada.

     Burton N. Wallack — Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services. He also serves as a board member for Mount Sinai Hospital Urology.

     Benaree Pratt Wiley — Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts. She has also served on the boards of several public companies and charitable organizations, including serving as chair of the advisory board of PepsiCo African-American.

     Nominees’ and the Continuing Directors’ Ownership of Fund Shares. The table below indicates the dollar range of the Nominees’ and the Continuing Directors’ ownership of shares of each Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds, in each case as of December 31, 2018.

	DSM	DSMB	Aggregate Holding of
Name of Continuing	Common	Common	Funds in the Dreyfus
Director or Nominee	Stock	Stock	Family of Funds
Independent Directors and
Director Nominees
Joseph S. DiMartino*	None	None	Over $100,000
Joni Evans*	None	None	Over $100,000
Joan L. Gulley	None	None	None
Ehud Houminer*	None	None	Over $100,000
Alan H. Howard*†	None	None	Over $100,000
Robin A. Melvin*	None	None	Over $100,000
Burton N. Wallack	None	None	None
Benaree Pratt Wiley	None	None	$50,001 – $100,000
Interested Director and
Director Nominee
Gordon J. Davis*	None	None	Over $100,000

Nominee.

Mr. Howard was appointed to each Fund’s Board in May 2018 and did not own any shares of either Fund.

     As of December 31, 2018, none of the Nominees or the Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

  Each Fund held eight Board meetings, eight audit committee meetings and one nominating committee meeting during the Fund’s last fiscal year. The litigation and pricing committees did not meet during the last fiscal year.

  The Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting of stockholders.

  The Continuing Directors and the Nominees of each Fund (who were Directors at the time) attended at least 75% of the meetings of the Boards and committees of which they were a member held in the last fiscal year.

     Compensation Table. The amount of compensation paid to each Continuing Director by DSMB for its fiscal year ended November 30, 2018, and by DSM for its fiscal year ended September 30, 2018, and the aggregate amount of compensation paid to such Continuing Director by all funds in the Dreyfus Family of Funds for which the Continuing Director was a board member during 2018, was as follows:

		Aggregate Compensation
		from each Fund and
Name of Continuing	Compensation	Fund Complex Paid to
Director and Fund	from each Fund	Continuing Director (*)
Joan L. Gulley		$370,000 (54)
DSMB	$4,842
DSM	$7,086
Burton N. Wallack		$182,000 (22)
DSMB	$5,719
DSM	$1,266
Benaree Pratt Wiley		$636,500 (82)
DSMB	$5,363
DSM	$10,794

*	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Continuing Directors served as board members in 2018.

PART II

Part II sets forth information regarding the officers of the Funds. Each officer of the Funds holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
BRADLEY J. SKAPYAK
President (2010)	60	Chief Operating Officer and a
		director of Dreyfus; Chairman of
		the Dreyfus Transfer, Inc. and Chief
		Executive Officer of MBSC Securities
		Corporation. He is an officer of 62
		investment companies (comprised of
		122 portfolios) managed by Dreyfus.
JAMES WINDELS
Treasurer (2001)	60	Director – Mutual Fund Accounting
		of Dreyfus, and an officer of 63
		investment companies (comprised of
		147 portfolios) managed by Dreyfus.
BENNETT A. MACDOUGALL
Chief Legal Officer (2015)	47	Chief Legal Officer of Dreyfus and
		Assistant General Counsel and
		Managing Director of BNY Mellon
		since June 2015; from June 2005 to
		June 2015, Director and Associate
		General Counsel of Deutsche Bank
		— Asset & Wealth Management
		division and Chief Legal Officer of
		Deutsche Investment Management
		Americas Inc. He is an officer of 63
		investment companies (comprised of
		147 portfolios) managed by Dreyfus.
JAMES BITETTO
Vice President and	52	Managing Counsel of BNY Mellon, and
Secretary[1] (2005)		an officer of 63 investment companies
		(comprised of 147 portfolios) managed
		by Dreyfus.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
SONALEE CROSS
Vice President and	32	Counsel and Vice President of BNY
Assistant Secretary (2018)		Mellon since October 2016; Associate
		at Proskauer Rose LLP from April
		2016 to September 2016; Attorney
		at EnTrust Capital from August 2015
		to February 2016; Associate at Sidley
		Austin LLP from September 2013
		until August 2015. She is an officer of
		63 investment companies (comprised
		of 147 portfolios) managed by Dreyfus.
DEIRDRE CUNNANE
Vice President and	29	Counsel of BNY Mellon since 2018;
Assistant Secretary (2019)		Senior Regulatory Specialist at BNY
		Mellon Investment Management
		Services from February 2016 until
		August 2018; Trustee Associate at
		BNY Mellon Trust Company (Ireland)
		Limited from August 2013 until
		February 2016. She is an officer of 63
		investment companies (comprised of
		147 portfolios) managed by Dreyfus.
SARAH S. KELLEHER
Vice President and	43	Managing Counsel of BNY Mellon since
Assistant Secretary (2014)		December 2017; Senior Counsel of
		BNY Mellon from March 2013 to
		December 2017; from August 2005
		to March 2013, Associate General
		Counsel, Third Avenue Management.
		She is an officer of 63 investment
		companies (comprised of 147portfolios)
		managed by Dreyfus.
JEFF S. PRUSNOFSKY
Vice President and	53	Senior Managing Counsel of BNY
Assistant Secretary (2005)		Mellon, and an officer of 63 investment
		companies (comprised of 147 portfolios)
		managed by Dreyfus.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
PETER M. SULLIVAN
Vice President and Assistant Secretary (2019)	51	Managing Counsel of BNY Mellon, and
		an officer of 63 investment companies
		(comprised of 147 portfolios) managed
		by Dreyfus.
NATALYA ZELENSKY
Vice President and	33	Counsel and Vice President of BNY
Assistant Secretary (2017)		Mellon since March 2017; attorney
		at Wildermuth Advisory, LLC from
		November 2015 until May 2016;
		Assistant General Counsel at RCS
		Advisory Services from July 2014 until
		November 2015. She is an officer of 63
		investment companies (comprised of
		150 portfolios) managed by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer (2005)	51	Tax Manager of the Investment
		Accounting and Support Department
		of Dreyfus, and an officer of 63
		investment companies (comprised of
		147 portfolios) managed by Dreyfus.
ROBERT S. ROBOL
Assistant Treasurer (2005)	55	Senior Accounting Manager — Dreyfus
		Financial Reporting, and an officer of
		63 investment companies (comprised
		of 147 portfolios) managed by Dreyfus.
ROBERT SALVIOLO
Assistant Treasurer (2007)	51	Senior Accounting Manager — Equity
		Funds of Dreyfus, and an officer of 63
		investment companies (comprised of
		147 portfolios) managed by Dreyfus.

Name and Position with		Principal Occupation and Business
Funds (Since)	Age	Experience For Past Five Years
ROBERT SVAGNA
Assistant Treasurer (2005)	52	Senior Accounting Manager — Fixed
		Income and Equity Funds of Dreyfus,
		and an officer of 63 investment
		companies (comprised of 147 portfolios)
		managed by Dreyfus.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	61	Chief Compliance Officer of Dreyfus
		and The Dreyfus Family of Funds (63
		investment companies, comprised of
		147 portfolios).

1 Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

     The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of April 10, 2019 by Nominees, the Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund’s outstanding shares.

     As of April 10, 2019, none of the Nominees, the Continuing Directors or officers of a Fund owned any shares of Common Stock or APS.

     To each Fund’s knowledge, based on Schedule 13G filings as of April 10, 2019, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of APS has been reported.

	DSMB

	Name and Address of	Number of	Percent
Title of Class	Beneficial Owner	Shares Owned	of Class
Common Stock	First Trust Portfolios L.P.*	3,362,715	6.81%
	First Trust Advisors L.P.*
	The Charger Corporation*
	120 East Liberty Drive
	Suite 400
	Wheaton, IL 60187

APS	Bank of America Corp.**	283	14.35%
	Bank of America
	Corporate Center
	100 North Tryon Street
	Charlotte, NC 28255

     As of April 10, 2019, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 100% of the outstanding shares of DSMB’s Common Stock and 96.0% of the outstanding shares of DSMB’s APS.

	DSM

	Name and Address of	Number of	Percent
Title of Class	Beneficial Owner	Shares Owned	of Class
Common Stock	First Trust Portfolios L.P.*	3,071,282	4.94%
	First Trust Advisors L.P.*
	The Charger Corporation*
	120 East Liberty Drive
	Suite 400
	Wheaton, IL 60187

APS	Bank of America Corp.**	565	17.90%
	Bank of America
	Corporate Center
	100 North Tryon Street
	Charlotte, NC 28255

     As of April 10, 2019, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 94.0% of the outstanding shares of DSM’s Common Stock and 100% of the outstanding shares of DSM’s APS.

*	These entities share voting and dispositive power with respect to the share amounts and percentages shown.

**Bank of America Corporation beneficially owns and has shared voting and dispositive power with respect to its shares through two wholly-owned subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliances

     To each Fund’s knowledge, all of its officers, Directors, holders of more than 10% of its Common Stock or APS and certain additional persons required to report their transactions in each Fund’s shares complied with all filing requirements under Section 16(a) of the Exchange Act during the fiscal year ended September 30, 2018 for DSM and November 30, 2018 for DSMB. In making this disclosure, each Fund has relied solely on written representations of certain of such persons and reports that have been furnished to it.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE

Dreyfus Strategic Municipals, Inc.
(the “Fund”)

November 27, 2018

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public
Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB.
Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Annual Report to Shareholders for the year ended September 30, 2018.

Ehud Houminer, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joni Evans, Audit Committee Member
Joan L. Gulley, Audit Committee Member
Alan H. Howard, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

B-1

EXHIBIT C

REPORT OF THE AUDIT COMMITTEE

Dreyfus Strategic Municipal Bond Fund, Inc.
(the “Fund”)

January 28, 2019

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Shareholders for the year ended November 30, 2018.

Ehud Houminer, Audit Committee Chair Joseph S. DiMartino, Audit Committee Member Joni Evans, Audit Committee Member Joan L. Gulley, Audit Committee Member Alan H. Howard, Audit Committee Member Robin A. Melvin, Audit Committee Member Burton Wallack, Audit Committee Member Benaree Pratt Wiley, Audit Committee Member

C-1

0852-0853PROXY-19

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
DSM_30564_031319

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on June 12, 2019.
The Proxy Statement and Proxy Card for this meeting are available at:
https://im.bnymellon.com/proxymaterials

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
DSM_30564_031319-Pref

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on June 12, 2019.
The Proxy Statement and Proxy Card for this meeting are available at:
https://im.bnymellon.com/proxymaterials

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.